12. INCOME TAXES: Schedule of Effective Income Tax Rate Reconciliation (Tables)	12 Months Ended
Sep. 30, 2020
Tables/Schedules
Schedule of Effective Income Tax Rate Reconciliation

	2020	2019

Loss before income taxes	$(1,056,142)	$(997,369)

Expected income tax recovery	$(287,000)	$(271,000)
Permanent differences	(5,000)	4,000
Share issue costs	(21,000)	(22,000)
Change in unrecognized deductible temporary differences	313,000	289,000
Total deferred income tax (recovery) expense	$-	$-